FINANCIAL iNSTRUMENTS	12 Months Ended
Dec. 31, 2014
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Interest rate risk management
In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. The Company does not hold or issue instruments for speculative or trading purposes. As at December 31, 2014, the Company is not party to any interest rate swaps to hedge interest rate exposure.

Foreign currency risk
The majority of the Company's transactions, assets and liabilities are denominated in United States dollars, the functional currency of the Company. There is no significant risk that currency fluctuations will have a negative effect of the value of the Company's cash flows.

Fair values
The carrying value and estimated fair value of the Company's financial instruments at December 31, 2014 and 2013 are as follows:

	2014	2014	2013	2013
(in thousands of $)	Fair Value	Carrying Value	Fair Value	Carrying Value
Cash and cash equivalents	42,221	42,221	98,250	98,250
Restricted cash	18,923	18,923	15,000	15,000
Floating rate debt	363,500	363,500	95,000	95,000

The fair values of cash and cash equivalents, and restricted cash, have been determined using level 1 inputs and are assumed to be their carrying values.

The fair value of floating rate debt has been determined using level 2 inputs and is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Skandinaviska Enskilda Banken, DnB and Nordea Bank Norge ASA. The Company does not require collateral or other security to support financial instruments subject to credit risk.